Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 05/20/2011 10:16 AM
ID: 2011-000601911

Foreign Profit Corporation
Articles of Domestication

Pursuant to W.S. 17-16-1702 of the Wyoming Business Corporation Act, the undersigned hereby applies for a Certificate of Domestication and for that purpose hereby submits Articles of Domestication.

1. Corporation name:

Diamond Information Institute Inc. (See attached)

2. Incorporated under the laws of: New Jersey
(State or country of incorporation)

3. Date of incorporation: 10/24/1988
(mm/dd/yyyy)

4. Period of duration: Perpetual
(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual." You may refer to your Articles of Incorporation or contact the Corporations Division in your state of incorporation for your period of duration.)

5. Mailing address of the corporation:

2710 Thomes Ave
Cheyenne, WY 82001

6. Principal office address:

2710 Thomes Ave
Cheyenne, WY 82001

7. Name and physical address of its registered agent:
(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. The registered agent must have a physical address in Wyoming. A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)

Wyoming Corporate Services Inc.
2710 Thomes Ave
Cheyenne, WY 82001

8. Purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Wyoming:

Any and all lawful business

Received
MAY 12 2011
Secretary of State
Wyoming

Received
MAY -2 2011
Secretary of State
Wyoming

9. Names and usual business addresses of its current officers and directors:

Office	Name	Address
President	Christopher Glover	2710 Thomes Ave Cheyenne, WY 82001
Vice President		
Secretary	Christopher Glover	2710 Thomes Ave Cheyenne, WY 82001
Treasurer	Lorne Gale	2710 Thomes Ave Cheyenne, WY 82001
Director	Christopher Glover	2710 Thomes Ave Cheyenne, WY 82001
Director	Lorne Gale	2710 Thomes Ave Cheyenne, WY 82001
Director		

10. The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
See attached			

11. The aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature]

Date: 04/15/2011 (mm/dd/yyyy)

Print Name: Christopher Glover

Title: President

Contact Person: Therese Heard.

Daytime Phone Number: 800-990-0433

Email: Therese@WyomingCompany.com

Stock Amounts for Domestication

Total Authorized

3,000,000,000

Common	Par Value
2,5000,000,000	$0.0001
Preferred	Par Value
100,000,000	$0.0001

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Consent to Appointment by Registered Agent

I, Wyoming Corporate Services Inc. , registered office located at
(name of registered agent)

2710 Thomes Ave
Cheyenne, WY 82001
voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Diamond Information Institute Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: [signature]
(Shall be executed by the registered agent.)

Date: 05/02/2011
(mm/dd/yyyy)

Print Name: Therese Hoard- Wyoming Corporate Services Inc.

Daytime Phone: (307) 632-3333

Title: Vice President

Email:

Registered Agent Mailing Address
(if different than above):

***If this is a new address, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________________
(Shall be executed by the registered agent.)

Date:
(mm/dd/yyyy)

Checklist

☐ Submit one **originally signed** consent to appointment and one exact photocopy.

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
SHORT FORM STANDING

DIAMOND INFORMATION INSTITUTE INC.

0100393722

I, the Treasurer of the State of New Jersey, do hereby certify that the above-named New Jersey Domestic Profit Corporation was registered by this office on October 24, 1988.

As of the date of this certificate, said business continues as an active business in good standing in the State of New Jersey, and its Annual Reports are current.

I further certify that the registered agent and registered office are:

Berj Abajian
12 Daniel Road East
Fairfield, NJ 07004


THE GREAT SEAL OF THE STATE OF NEW JERSEY

Certification# 120134708

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 13th day of April, 2011



Andrew P Sidamon-Eristoff
State Treasurer

Verify this certificate at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATION (CERTIFIED COPY)

DIAMOND INFORMATION INSTITUTE INC.
0100393722

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the
Certificate of Incorporation
as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 15th day of April, 2011

Andrew P Sidamon-Eristoff
State Treasurer

Certificate Number: 120156984
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC
FILED
JUN 0 4 2007
STATE TREASURER
0100393722

C-102A Rev 12/93

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1 The name of the corporation is:

DIAMOND INFORMATION INSTITUTE, INC.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 1st day of June, 2007

Resolved, that ~~Article~~ Paragraph 5 of the Certificate of Incorporation be amended to read as follows:
The aggregate number of shares which the corporation shall have authority to issue is 25,000,000 shares of $0.001 par value stock.

3. The number of shares outstanding at the time of the adoption of the amendment was: 1,000

The total number of shares entitled to vote thereon was: 1,000

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).
N/A

4 The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
1,000	-0-

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable).

6. Other provisions: (Omit if not applicable).

BY: ________________, President
(Signature) Berge Abajian

Dated this 31st day of May, 2007

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

5 1867817

FRI JAN 23 2009 12:57 STOECKLEIN LAW GROUP FAX NO. 16197343555 P. 004

Jan 23 2009 12:56

Jan. 23. 2009 10:39AM No. 0707

Amc

FILED

JAN 23 2009

STATE TREASURER

0100393722

REG-C-EA
(08-05)

STATE OF NEW JERSEY
DIVISION OF REVENUE

Mail to: PO Box 308
Trenton, NJ 08646

BUSINESS ENTITY AMENDMENT FILING

FEE REQUIRED

Complete the following information and sign in the space provided. Please note that once filed, the information on this page is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee payment for this filing. Use attachments if more space is required for any field, or if you wish to add articles for the public record.

A. Business Name: Diamond Information Institute, Inc.

Business Entity NJ 10-digit ID number: 0 1 0 0 3 9 3 7 2 2

B. Statutory Authority for Amendment: ____________ (See Instructions for List of Statutory Authorities)

C. ARTICLE 8 ____________ OF THE CERTIFICATE of the above referenced business is amended to read as follows. (If more space is necessary, use attachment)

Arpi Abajian is to be appointed a secretary.
Arpi's address is: 12 Daniel Road East, Suite #301
Fairfield, NJ 07004

D. Other Provisions: (Optional) ____________

E. Date Amendment was Adopted: 1/8/09

F. CERTIFICATION OF CONSENT/VOTING: (If required by one of the following laws cited, certify consent/voting)
N.J.S.A. 14A:9-1 et seq. or N.J.S.A 15A:9-1 et seq., Profit and Non-Profit Corps. Amendment by the Incorporators
☐ Amendment was adopted by unanimous consent of the Incorporators.

N.J.S.A 14A:9-2(4) and 14A:9-4(3), Profit Corps., Amendment by the Shareholders
☒ Amendment was adopted by the Directors and thereafter adopted by the shareholders.
Number of shares outstanding at the time the amendment was adopted 11,643,100, and total number of shares entitled to vote thereon 11,643,100. If applicable, list the designation and number of each class/series of shares entitled to vote:

List votes for and against amendment, and if applicable, show the vote by designation and number of each class/series of shares entitled to vote:

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
10,100,000	0

** If the amendment provides for the exchange, reclassification, or cancellation of issued shares, attach a statement indicating the manner in which same shall be effected.

N.J.S.A. 15A:9-4, Non-profit Corps. Amendment by Members or Trustees
The corporation has ☐ does not have ☐ members.
If the corporation has members, indicate the number entitled to vote ______, and how voting was accomplished:

☐ At a meeting of the corporation. Indicate the number VOTING FOR ____ and VOTING AGAINST ____. If any class(es) of members may vote as a class, set forth the number of members in each class, the votes for and against by class, and the number present at the meeting:

Class	Number of Members	Voting for Amendment	Voting Against Amendment

S-2111599 J3888945

☐ Adoption was by unanimous written consent without a meeting.

If the corporation does not have members, indicate the total number of Trustees ____________, and how voting was accomplished:
☐ At a meeting of the corporation. The number of Trustees VOTING FOR ____________ and VOTING AGAINST ____________.
☐ Adoption was by unanimous written consent without a meeting.

G. AGENT/OFFICE CHANGE
New Registered Agent: ____________
Registered Office: (Must be a NJ street address)
Street: ____________

Apr 12 10 08:50a Diane Daims
Apr 06 10 11:57a Diane Daims 7039886954 303988 p.4 p2

AMC

REG-C-EA
(08-05)

STATE OF NEW JERSEY
DIVISION OF REVENUE

Mail to:

FILED
APR 12 2010
STATE TREASURER

BUSINESS ENTITY AMENDMENT FILING

Complete the following information and sign in the space provided. Please note that once filed, the information on this filing... Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the filing. Use attachments if more space is required for any field, or if you wish to add articles for the public record.

A. Business Name: Diamond Information Institute, Inc. 0100393722

Business Entity NJ 10-digit ID number: 0 1 0 0 3 9 3 7 2 2

B. Statutory Authority for Amendment: 14A:9-2(4) and 9-4(3) (See Instructions for List of Statutory Authorities)

C. ARTICLE Five & Eight OF THE CERTIFICATE of the above referenced business is amended to read as follows. (If more space is necessary, use attachment)
See attached Exhibit A and B, respectively, regarding change in authorized capital and names of directors.

D. Other Provisions: (Optional)

E. Date Amendment was Adopted: 3/29/10

F. CERTIFICATION OF CONSENT/VOTING. (If required by one of the following laws cited, certify consent/voting)
N.J.S.A. 14A:9-1 et seq. or N.J.S.A. 15A:9-1 et seq., Profit and Non-Profit Corps. Amendment by the Incorporators
☐ Amendment was adopted by unanimous consent of the Incorporators

N.J.S.A. 14A:9-2(4) and 14A:9-4(3), Profit Corps., Amendment by the Shareholders
☑ Amendment was adopted by the Directors and thereafter adopted by the shareholders.
Number of shares outstanding at the time the amendment was adopted 12,000,000, and total number of shares entitled to vote thereon 12,000,000. If applicable, list the designation and number of each class/series of shares entitled to vote:

List votes for and against amendment, and if applicable, show the vote by designation and number of each class/series of shares entitled to vote

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
11,852,700	-0-

** If the amendment provides for the exchange, reclassification, or cancellation of issued shares, attach a statement indicating the manner in which same shall be effected

N.J.S.A. 15A:9-4, Non-profit Corps., Amendment by Members or Trustees
The corporation has ☐ does not have ☐ members.
If the corporation has members, indicate the number entitled to vote ____, and how voting was accomplished:

☐ At a meeting of the corporation, indicate the number VOTING FOR ____ and VOTING AGAINST ____. If any class(es) of members may vote as a class, set forth the number of members in each class, the votes for and against by class, and the number present at the meeting:

Class	Number of Members	Voting for Amendment	Voting Against Amendment

☐ Adoption was by unanimous written consent without a meeting

If the corporation does not have members, indicate the total number of Trustees ________, and how voting was accomplished:
☐ At a meeting of the corporation. The number of Trustees VOTING FOR ________ and VOTING AGAINST ________.
☐ Adoption was by unanimous written consent without a meeting

G. AGENT/OFFICE CHANGE:
New Registered Agent: N/A
Registered Office: (Must be a NJ street address)
Street ________ City ________ Zip ________

H. SIGNATURE(S) FOR THE PUBLIC RECORD (See Instructions for Information on Signature Requirements)

Signature [signature] Title Pres. Date 04.02.10
Signature ________ Title ________ Date ________

The above-signed certifies that the business entity has complied with all applicable NJ statutory filing requirements

52278710
J4132570

EXHIBIT A

AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
DIAMOND INFORMATION INSTITUTE, INC.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 29th day of March, 2010:

RESOLVED THAT ARTICLE FIVE OF THE CERTIFICATE OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:

Article 5. Classes and Shares Authorized. The authorized capital stock of the corporation shall be 3,000,000,000 shares of stock consisting of 2,900,000,000 shares of Common Stock, par value $0.001, and 100,000,000 shares of Preferred Stock, par value $0.001. No stockholder shall have pre-emptive rights. The Board of Directors may determine or change the designation or number of shares, or the relative rights, preferences and limitations of the shares of Preferred Stock, or of any theretofore established class or series no shares of which have been issued.

(a) Designation of Series A Preferred Stock. One million (1,000,000) shares of Series A Preferred Stock, par value $0.001 per share, are authorized (the "Series A Preferred Stock").

(a)(1) Conversion Rights. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of common stock which equals four times the sum of: (i) the total number of shares of common stock which are issued and outstanding at the time of conversion, plus (ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of conversion.

Each individual share of Series A Preferred Stock shall be convertible into the number of shares of common stock equal to four times the sum of: all shares of common stock issued and outstanding at time of conversion + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of conversion divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion.

(a)(2) Issuance. Shares of Series A Preferred Stock may only be issued by a majority vote of the Shareholders. The number of Shares of Series A Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

$$\sum_{i=1}^{n} x_i = \text{number of shares of Series A Preferred Stock to be issued}$$

where $x_1 + x_2 + x_3 + x_n$ represent the discrete notes and other obligations owed the lender (holder), which are being retired.

(a)(3) Voting Rights. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: (i) the total number of shares of common stock which are issued and outstanding at the time of voting, plus (ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of voting.

Each individual share of Series A Preferred Stock shall have the voting rights equal to four times the sum of: all shares of common stock issued and outstanding at time of voting + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of voting divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of voting.

(a)(4) Dividends. The holders of Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(b) Designation of Series B Preferred Stock. Thirty-Four (34,000,000) million shares of Series B Preferred Stock, par value $0.001 per share, are authorized (the "Series B Preferred Stock").

(b)(1) Dividends. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(b)(2) Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $2.50 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $2.493 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's common stock.

(b) (3) Conversion and Anti-Dilution. Each share of Series B Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Corporation's common stock equal to the price of the Series B Preferred Stock as stated in this Amendment to the Articles of Incorporation, divided by the par value of this Series B Preferred stock, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2 price per share of Series B Preferred Stock, and a par value of $0.001 per share for common stock, each share of Series B Preferred Stock would be convertible into 2,000 shares of common stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of common stock issuable to the holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the common stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The common stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of common stock are so registered shall be treated as a holder of shares of common stock of the Corporation on the date the common stock certificate(s) are so issued.

All shares of common stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of common stock issuable upon such conversion.

(b) (4) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of common stock than are authorized, the Corporation will increase the authorized number of shares of common stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice.

(b)(5) Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of shares of common stock after the reverse split as would have been equal to the ratio established in Section (b)(3) above 2.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(b)(6) Voting Rights. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Corporation.

(b)(7) Price and Issuance. The initial price of each share of Series B Preferred Stock shall be $2.50. The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an action without meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

Shares of Series B Preferred Stock may be issued either (i) to persons in exchange for the cancellation and retirement of debt held by such persons, as approved by the Board, or (ii) in exchange for shares of Preferred Stock of the Corporation held prior to the adoption of this amendment to the Certificate of Incorporation, at the sole election of the holder(s) of such shares, and without approval needed from the Board, but at the exchange rate as set by the Board, which rate shall not be different amongst such holder(s).

(b)(8) Lock-Up Restrictions on Conversion. Shares of Series B Preferred Stock may not be converted into shares of common stock for a period of a) six (6) months after purchase, if the Corporation voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Corporation does not file such public reports.

(c) Designation of Series C Preferred Stock. Thirty Million (30,000,000) shares of Series C Preferred Stock, par value $0.001 per share, are authorized the "Series C Preferred Stock").

(c)(1) Issuance. Shares of Series C Preferred Stock may be issued to holders of debt of the Corporation, as determined by a majority vote of the Board of Directors, or others, as determined by a majority vote of the Board of Directors, or in exchange for shares of Preferred Stock of the Corporation held prior to the adoption of this amendment to the Certificate of Incorporation, at the sole election of the holder(s) of such shares, and without approval needed from the Board, but at the exchange rate as set by the Board, which rate shall not be different amongst such holder(s).

(c)(2) Dividends. The holders of Series C Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(c)(3) Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series C Preferred Stock, the holders of the Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $10.00 per share or, in the event of an aggregate subscription by a single subscriber for Series C Preferred Stock in excess of $100,000, $9.97 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series C Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series C Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's common stock.

(c)(4) Conversion and Anti-Dilution. Each share of Series C Preferred Stock shall be convertible, at any time, and/or from time to time, into 500 shares of the Corporation's common stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder's intention to convert the shares of Series C Stock, together with the holder's stock certificate or certificates evidencing the Series C Preferred Stock to be converted.

Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of common stock issuable to the holder pursuant to the holder's conversion of Series C Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the common stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The common stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of common stock are so registered shall be treated as a holder of shares of common stock of the Corporation on the date the common stock certificate(s) are so issued.

All shares of common stock delivered upon conversion of the Series C Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of common stock issuable upon such conversion.

The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of common stock than are authorized, the Corporation will increase the authorized number of shares of common stock sufficient to satisfy such holder of shares of Series C submitting such conversion notice.

Shares of Series C Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of shares of common stock after the reverse split as would have been equal to the ratio established in Section (c)(4) above prior to the reverse split. The conversion rate for shares of Series C Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(c)(5) Voting Rights. Each share of Series C Preferred Stock shall have one vote for any election or other vote placed before the shareholders of the Corporation.

(c)(6) Price. The initial price of each share of Series C Preferred Stock shall be $10.00. The price of each share of Series C Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an action without meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

(c)(7) Lock-Up Restrictions on Conversion. Shares of Series C Preferred Stock may not be converted into shares of common stock for a period of: a) six (6) months after purchase, if the Corporation voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Corporation does not file such public reports

(d) Designation of Series D Preferred Stock. Thirty-Five (35,000,000) million shares of Series D Preferred Stock, par value $0.001 per share, are authorized (the "Series D Preferred Stock"). Shares of Series D Preferred Stock may only be issued by a majority vote of the Shareholders. The number of Shares of Series D Preferred Stock to be issued to each qualified person (member of Management, employee or consultant).

(d)(1) Dividends. The holders of Series D Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(d)(2) Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series D Preferred Stock, the holders of the Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $2.50 per share or, in the event of an

aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $2.493 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series D Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series D Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's common stock.

(d)(3) Conversion and Anti-Dilution. Each share of Series D Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Corporation's common stock equal to the price of the Series D Preferred Stock as stated in this Amendment to the Articles of Incorporation, divided by the par value of this Series D Preferred stock, divided by 0.01, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series D Preferred Stock of the holder's intention to convert the shares of Series D Stock, together with the holder's stock certificate or certificates evidencing the Series D Preferred Stock to be converted.

Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of common stock issuable to the holder pursuant to the holder's conversion of Series D Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the common stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The common stock shall be issued in the same name as the person who is the holder of the Series D Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of common stock are so registered shall be treated as a holder of shares of common stock of the Corporation on the date the common stock certificate(s) are so issued.

All shares of common stock delivered upon conversion of the Series D Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series D Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of common stock issuable upon such conversion.

(d)(4) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series D Preferred Stock wherein which such conversion would create more shares of common stock than are authorized, the Corporation will increase the authorized number of shares of common stock sufficient to satisfy such holder of shares of Series D submitting such conversion notice.

(d)(5) Shares of Series D Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of shares of common stock after the reverse split as would have been equal to the ratio established in Section (b)(3) above 2.4(a) prior to the reverse split. The conversion rate of shares of Series D Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(d)(6) Voting Rights. Each share of Series D Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Corporation.

(d)(7) Price and Issuance. The initial price of each share of Series D Preferred Stock shall be $2.50. The price of each share of Series D Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an action without meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

Shares of Series D Preferred Stock may be issued to Management, Directors or Consultants as fees for services as determined by a majority vote of the shareholders.

(d)(8) Lock-Up Restrictions on Conversion. Shares of Series D Preferred Stock may not be converted into shares of common stock for a period of: a) six (6) months after purchase, if the Corporation voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Corporation does not file such public reports

EHIBIT B

AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
DIAMOND INFORMATION INSTITUTE, INC.

RESOLVED THAT ARTICLE EIGHT OF THE CERTIFICATE OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:

8. Other provisions:

The names and addresses of the Board of Directors shall be as follows:

Merlin Larson
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

Dennis Atkins
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

Paul Crawford
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

AmC

C-102A Rev 12/93

FILED
MAY 18 2010
STATE TREASURER

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation
(For Use by Domestic Profit Corporations)

0100393722

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the corporation is:

DIAMOND INFORMATION INSTITUTE INC.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 11th day of May, 2010

Resolved, that Article 5 and 8 of the Certificate of Incorporation be amended to read as follows:
See attached Exhibit A and B, respectively, regarding changes in authorized capital and names of directors.

3. The number of shares outstanding at the time of the adoption of the amendment was: 11,863,100

The total number of shares entitled to vote thereon was: 11,863,100

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

4. The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
11,863,100	11,863,100

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable).

6. Other provisions. (Omit if not applicable).

BY: [signature]
Paul Crawford - CEO

Dated this 14th day of May, 2010

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

EXHIBIT

AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
DIAMOND INFORMATION INSTITUTE, INC.

7. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 11th day of May, 2010:

RESOLVED THAT ARTICLE FIVE OF THE CERTIFICATE OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:

Article 5. Classes and Shares Authorized. The authorized capital stock of the corporation shall be 3,000,000,000 shares of stock consisting of 2,900,000,000 shares of Common Stock, par value $0.0001, and 100,000,000 shares of Preferred Stock, par value $0.0001. No stockholder shall have pre-emptive rights. The Board of Directors may determine or change the designation or number of shares, or the relative rights, preferences and limitations of the shares of Preferred Stock, or of any theretofore established class or series no shares of which have been issued.

(a) Designation of Series A Preferred Stock. One million (1,000,000) shares of Series A Preferred Stock, par value $0.0001 per share, are authorized (the "Series A Preferred Stock").

(a)(1) Conversion Rights. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of common stock which equals four times the sum of: (i) the total number of shares of common stock which are issued and outstanding at the time of conversion, plus (ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of conversion.

Each individual share of Series A Preferred Stock shall be convertible into the number of shares of common stock equal to four times the sum of: all shares of common stock issued and outstanding at time of conversion + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of conversion divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion.

(a)(2) Issuance. Shares of Series A Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Series A Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

$\sum_{i=1}^{n} x_i$ = number of shares of Series A Preferred Stock to be issued

where $x_1 + x_2 + x_3 + \ldots + x_n$ represent the discrete notes and other obligations owed the Lender (holder), which are being retired.

(a)(3) Voting Rights. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: (i) the total number of shares of common stock which are issued and outstanding at the time of voting, plus (ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of voting.

Each individual share of Series A Preferred Stock shall have the voting rights equal to four times the sum of: all shares of common stock issued and outstanding at time of voting + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of voting divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of voting.

(a)(4) Dividends. The holders of Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(b) Designation of Series B Preferred Stock. Fifty Million (50,000,000) shares of Series B Preferred Stock, par value $0.0001 per share, are authorized (the "Series B Preferred Stock").

(b)(1) Dividends. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(b)(2) Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.50 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $ 00,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's common stock.

(b)(3) Conversion and Anti-Dilution. Each share of Series B Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Corporation's common stock equal to the price of the Series B Preferred Stock as stated in this Amendment to the Articles of Incorporation, divided by one hundred times the par value of the common stock, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $[illegible] price per share of Series B Preferred Stock, and a par value of $0.0001 per share for common stock, each share of Series B Preferred Stock would be convertible into [illegible] shares of common stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of common stock issuable to the holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the common stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The common stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of common stock are so registered shall be treated as a holder of shares of common stock of the Corporation on the date the common stock certificate(s) are so issued.

All shares of common stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of common stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of common stock than are authorized, the Corporation will increase the authorized number of shares of common stock sufficient to satisfy such holder of shares of Series B [illegible] submitting such conversion notice.

(b)(5) Shares of Series B Preferred Stock are [illegible] to reverse splits, and therefore in the case of a reverse split, are convertible to the number of shares of common stock after the reverse split as would have been equal to the ratio established in Section (b)(3) above prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(b)(6) Voting Rights. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Corporation.

(b)(7) Price and Issuance. The initial price of each share of Series B Preferred Stock shall be $2.50. The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an action without meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

Shares of Series B Preferred Stock may be issued either (i) to persons in exchange for the cancellation and retirement of debt held by such persons, as approved by the Board, or (ii) in exchange for shares of Preferred Stock of the Corporation held prior to the adoption of this amendment to the Certificate of Incorporation, at the sole election of the holder(s) of such shares, and without approval needed from the Board, but at the exchange rate as set by the Board, which rate shall not be different amongst such holder(s).

(b)(8) Lock-Up Restrictions on Conversion. Shares of Series B Preferred Stock may not be converted into shares of common stock for a period of: a) six (6) months after purchase, if the Corporation voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Corporation does not file such public reports.

(c) Designation of Series C Preferred Stock. Thirty Million (30,000,000) shares of Series C Preferred Stock, par value $0.0001 per share, are authorized (the "Series C Preferred Stock").

(c)(1) Issuance. Shares of Series C Preferred Stock may be issued to holders of debt of the Corporation, as determined by a majority vote of the Board of Directors, or others, as determined by a majority vote of the Board of Directors, or in exchange for shares of Preferred Stock of the Corporation held prior to the adoption of this amendment to the Certificate of Incorporation, at the sole election of the holder(s) of such shares, and without approval needed from the Board, but at the exchange rate as set by the Board, which rate shall not be different amongst such holder(s).

(c)(2) Dividends. The holders of Series C Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(c)(3) Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series C Preferred Stock, the holders of the Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series C Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series C Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series C Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's common stock.

(c)(4) Conversion and Anti-Dilution. Each share of Series C Preferred Stock shall be convertible, at any time, and/or from time to time, into 500 shares of the Corporation's common stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder's intention to convert the shares of Series C Stock, together with the holder's stock certificate or certificates evidencing the Series C Preferred Stock to be converted.

Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of common stock issuable to the holder pursuant to the holder's conversion of Series C Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the common stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The common stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of common stock are so registered shall be treated as a holder of shares of common stock of the Corporation on the date the common stock certificate(s) are so issued.

All shares of common stock delivered upon conversion of the Series C Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of common stock issuable upon such conversion.

The Corporation covenants that, within [illegible] days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of common stock than are authorized, the Corporation will increase the authorized number of shares of common stock sufficient to satisfy such holder of shares of Series C submitting such conversion notice.

Shares of Series C Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of shares of common stock as the reverse split as would have been equal to the ratio established in Section (c)(4) above prior to the reverse split. The conversion rate for shares of Series C Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(c)(5) Voting Rights. Each share of Series C Preferred Stock shall have one vote for any election or other vote placed before the shareholders of the Corporation.

(c)(6) Price. The initial price of each share of Series C Preferred Stock shall be $5.00. The price of each share of Series C Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an action without meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

(c)(7) Lock-Up Restrictions on Conversion. Shares of Series C Preferred Stock may not be converted into shares of common stock for a period of: a) six (6) months after purchase, if the Corporation voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Corporation does not file such public reports.

(d) Designation of Series D Preferred Stock. Five (5,000,000) Million shares of Series D Preferred Stock, par value $0.0001 per share, are authorized (the "Series D Preferred Stock"). Shares of Series D Preferred Stock may only be issued by a majority vote of the shareholders. The number of shares of Series D Preferred Stock to be issued to each qualified person (member of management, employee or consultant) to be determined by the Board.

(d)(1) Dividends. The holders of Series D Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

(d)(2) Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series D Preferred Stock, the holders of the Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $2.[illegible] per share or, in the event of an aggregate subscription by a single subscriber for Series D Preferred Stock in excess of $100,000, $2.493 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with

respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series D Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series D Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's common stock.

(3)(4) Conversion and Anti-dilution. Each share of Series D Preferred Stock may be convertible, at any time, by the respective holder, into the number of shares of the corporations common stock equal to the price of the series D preferred stock as stated in this amendment to the articles of incorporation, divided by the par value of this series D preferred stock, divided by 0.01, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series D Preferred Stock of the holder's intention to convert the shares of Series D Stock, together with the holder's stock certificate or certificates evidencing the Series Preferred Stock to be converted.

Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of common stock issuable to the holder pursuant to the holder's conversion of Series D Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the common stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The common stock shall be issued in the same name as the person who is the holder of the Series D Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of common stock are so registered shall be treated as a holder of shares of common stock of the Corporation on the date the common stock certificate(s) are so issued.

All shares of common stock delivered upon conversion of the Series D Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series D Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of common stock issuable upon such conversion.

(d) (4) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series D Preferred Stock wherein which such conversion would create more shares of common stock than are authorized, the Corporation will increase the authorized number of shares of common stock sufficient to satisfy such holder of shares of Series D submitting such conversion notice.

(d) (5) Shares of Series D Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of shares of common stock after the reverse split as would have been equal to the ratio established in Section

(d)(3) above prior to the reverse split. The conversion rate for shares of Series D Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

(d)(6) Voting Rights. Each share of Series D Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Corporation.

(e)(7) Price and Issuance. The initial price of each share of Series D Preferred Stock shall be $2.50. The price of each share of Series D Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an action without meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

(d)(8) Lock-Up Restrictions on Conversion. Shares of Series D Preferred Stock may not be converted into shares of common stock for a period of: a) six (6) months after purchase, if the Corporation voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Corporation does not file such public reports.

Secretary

EXHIBIT 5

AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
DIAMOND INFORMATION INSTITUTE, INC.

RESOLVED THAT ARTICLE EIGHT OF THE CERTIFICATE OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:

8. Other provisions:

The names and addresses of the Board of Directors shall be as follows:

Merlin Larson
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

Dennis Adkins
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

Carlton Winget
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

[signature]
Secretary

REC[redacted]
103-05

STATE OF NEW JERSEY
DIVISION OF REVENUE

Mail to: [illegible]

AMC
FILED
AUG 30 2010
STATE TREASURER

BUSINESS ENTITY AMENDMENT FILING

Complete the following information and sign in the space provided. [illegible]

0100393722

A. Business Name: Diamond Information Institute Inc

Business Entity ID Number: 0 1 0 0 3 9 3 7 2 2

B. Statutory Authority for Amendment: 14A:9-2(4) & 14A:9-4(3)

C. ARTICLE: Eight [illegible] (if necessary, use attachment)

See attached Exhibit A regarding changes in names of directors and officers

D. Other Provisions: (Optional)

E. Date Amendment was Adopted: 7/26/10

F. CERTIFICATION OF CONSENT/VOTING [illegible]

N.J.S.A. 14A:9-2(4) and 14A:9-4(3) Profit Corps. [illegible]

x Amendment was adopted by the [illegible] 1,360,011,613 [illegible] 1,360,011,818 [illegible]

[illegible]

Number of Shares Voting for Amendment: 1,372,008,269

Number of Shares Voting Against Amendment: 0

** If the amendment provides for the exchange, reclassification, or cancellation of issued shares, [illegible]

N.J.S.A. 15A:9-4 Nonprofit Corps. [illegible]

[illegible]

G. AGENT/OFFICE CHANGE
New Registered Agent: N/A
Registered Office: [illegible]
Street [illegible] City [illegible] Zip

H. SIGNATURE(S) FOR THE PUBLIC RECORD (See Instructions for Information on Signature Requirements)

Signature: [signature] Title: Secretary Date: 8/19/10

Signature: Title: Date:

*The above-signed certifies that the business entity has complied with all applicable NJ statutory filing requirements.

EXHIBIT A

AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
DIAMOND INFORMATION INSTITUTE, INC.

RESOLVED THAT ARTICLE EIGHT OF THE CERTIFICATE OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:

8. Other provisions:

The names and addresses of the Board of Directors shall be as follows:

Lorne Gale
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

Dan McCormick
2300 W. Sahara Avenue
Suite 800
Las Vegas, Nevada 89102

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATION (CERTIFIED COPY)

DIAMOND INFORMATION INSTITUTE INC.
0100393722

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the
Certificate of Amendments
as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.


THE GREAT SEAL OF THE STATE OF NEW JERSEY
LIBERTY AND PROSPERITY
1776

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 15th day of April, 2011

Andrew P Sidamon-Eristoff
State Treasurer

Certificate Number: 120156991
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

C-159D 10/04

New Jersey Division of Revenue

Certificate Of Dissolution, Without a Meeting of Shareholders

For Use by Domestic Profit Corporations
(NJSA 14A:12-3)

1. Name of Corporation: Diamond Information Institute Inc.

2. Corporation Number: 0100393722

3. Registered Agent: Berj Abajian

4. Registered Office:
   Street 12 Daniel Road East
   City Fairfield State NJ Zip 07004

5. Names and addresses of all Directors/Officers.
   Christopher Glover 2710 Thomes Ave Cheyenne, WY 82001
   Lorne Gale 2710 thome Ave Cheyenne, WY 82001

6. The corporation has taken all the necessary actions to dissolve in accordance with N.J.S.A. 14A:12-3.

7. The corporation attests, under the penalty of perjury, that as of the adoption date set forth in Article 9 below, it has ceased doing business, does not intend to recommence doing business, and acknowledges that any distributions of cash or property will be subject to taxation at the corporate level and/or individually to the shareholder.
   **See Note under Instructions, Item 7*

8. This certificate has been signed in person or by proxy by all shareholders of the corporation entitled to vote thereon.

9. Date of Adoption (Date on which the corporation adopted the dissolution action): 18/4/2011

Signature: [signature] Date: 18/4/2011

Signature: Date:

Signature: Date:

(Attach signature sheet if there are more shareholders.)

NJ Division of Revenue, PO Box 308, Trenton, NJ 08646

C-159D 10/04

New Jersey Division of Revenue

Certificate Of Dissolution, Without a Meeting of Shareholders

For Use by Domestic Profit Corporations
(NJSA 14A:12-3)

1. Name of Corporation: Diamond Information Institute Inc.

2. Corporation Number: 0100393722

3. Registered Agent: Berj Abajian

4. Registered Office:
   Street 12 Daniel Road East
   City Fairfield State NJ Zip 07004

5. Names and addresses of all Directors/Officers.
   Christopher Glover 2710 Thomes Ave Cheyenne, WY 82001
   Lorne Gale 2710 Thomes Ave Cheyenne, WY 82001

6. The corporation has taken all the necessary actions to dissolve in accordance with N.J.S.A. 14A:12-3.

7. The corporation attests, under the penalty of perjury, that as of the adoption date set forth in Article 9 below, it has ceased doing business, does not intend to recommence doing business, and acknowledges that any distributions of cash or property will be subject to taxation at the corporate level and/or individually to the shareholder.
   ***See Note under Instructions, Item 7*

8. This certificate has been signed in person or by proxy by all shareholders of the corporation entitled to vote thereon.

9. Date of Adoption (Date on which the corporation adopted the dissolution action): 18/4/2011

Signature: [signature] Date: 18/4/2011

Signature: Date:

Signature: Date:

(Attach signature sheet if there are more shareholders.)

NJ Division of Revenue, PO Box 308, Trenton, NJ 08646

RESOLUTION
OF

Diamond Information Institute Inc.

We, the undersigned, constituting all of the members of the above named Company, do hereby authorize the domestication of the Corporation into Wyoming.

DATED 18/4/2011

Member

Member

Member

RESOLUTION
OF

Diamond Information Institute Inc.

We, the undersigned, constituting all of the members of the above named Company, do hereby authorize the domestication of the Corporation into Wyoming.

DATED 18/4/2011.

Member

Member

Member

TITLE 14A:2-7 New Jersey Business Corporation Act

CERTIFICATE OF INCORPORATION

(For Use by Domestic Profit Corporations)

THIS IS TO CERTIFY THAT, there is hereby organized a corporation under and by virtue of the above noted Statute, of the New Jersey Statutes.

1. Name of Corporation DIAMOND Information Institute Inc
2. Registered Agent IAHB GROUP INC.
3. Registered Office 296 KINDERKAMACK Rd ORADELL N.J. 07649
   (STREET AND POSTAL DESIGNATION, IF APPLICABLE)
   (CITY) ORADELL (STATE) NJ (ZIP) 07649
4. The Purpose(s) for which this corporation is organized is (are) to engage in any activity within the purposes for which corporations may be organized under N.J.S.A 14A:1-1 et seq.
5. The aggregate number of shares which the corporation shall have authority to issue is: PAR ________ NO PAR 2500
6. If applicable, set forth the designation of each class and series of shares, the number in each, and a statement of the relative rights, preferences and limitations

   N/A
7. If applicable, set forth a statement of any authority vested in the board to divide the shares into classes or series or both, and to determine or change their designation, number, relative rights, preferences and limitations.

   N/A
8. The first Board of Directors shall consist of 2 Directors. (minimum of one)

NAME	STREET ADDRESS	CITY	STATE	ZIP
BERJ ABAJIAN	360 W. PLEASANTVIEW AVE	HACKENSACK	N.J.	07601
Daniel J. Markscheid	148 POND Dr.	WASHINGTON TWP	N.J.	07675

9. Name and Address of Incorporator(s)

NAME	STREET ADDRESS	CITY	STATE	ZIP
BERJ Abajian	360 W. PLEASANTVIEW AVE	HACKENSACK	N.J.	07601

10. The duration of the corporation is Perpetual
11. Other provisions: NONE
12. Effective date (if other than date of filing) ________

IN WITNESS WHEREOF, each individual Incorporator being over eighteen years of age has signed this Certificate, or if the Incorporator be a corporation has caused this Certificate to be signed by its duly authorized officers this 13 day of 10 1988

FOR OFFICIAL USE ONLY

FILED INB

OCT 24 1988

JANE BURGIO

Signature: [signature]
BERJ Abajian

Signature: ________

Signature: ________

The purpose of this form is to simplify the filing requirements of the Secretary of State, and does not replace the need for competent legal advice.